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                                                                   Exhibit 10.32

                            VIROPHARMA INCORPORATED
                       2000 EMPLOYEE STOCK PURCHASE PLAN
             (As amended and restated effective December 10, 2001)

1.   Purpose.
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          The ViroPharma Incorporated 2000 Employee Stock Purchase Plan (the
"Plan") is intended to encourage and facilitate the purchase of Shares of the Common Stock of ViroPharma Incorporated (the "Company") by employees of the Company and any Participating Companies, thereby providing employees with a personal stake in the Company and a long range inducement to remain in the employ of the Company and Participating Companies. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

2.   Definitions.
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     (a)  "Account" means a bookkeeping account established by the Committee on
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behalf of a Participant to hold Payroll Deductions.

     (b)  "Approved Leave of Absence" means a leave of absence that has been
           -------------------------
approved by the applicable Participating Company in such a manner as the Board may determine from time to time.

     (c)  "Board" means the Board of Directors of the Company.
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     (d)  "Business Day" means a day on which national stock exchanges and the
NASDAQ System are open for trading.

     (e)  "Code" means the Internal Revenue Code of 1986, as amended.
           ----

     (f)  "Committee" means the Committee appointed pursuant to section 14
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of the Plan.

     (g)  "Company" means ViroPharma Incorporated.
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     (h)  "Compensation" means an Employee's cash compensation payable for
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services to a Participating Company during an Offering Period.

     (i)  "Election Form" means the form acceptable to the Committee which an
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Employee shall use to make an election to purchase Shares through Payroll
Deductions pursuant to the Plan.

     (j)  "Eligible Employee" means an Employee who meets the requirements for
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eligibility under section 3 of the Plan.

     (k)  "Employee" means a person who is an employee of a Participating
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Company.
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     (l)  "Enrollment Date" means, with respect to a given Offering Period, a
           ---------------
date established from time to time by the Committee or the Board, which shall not later than the first day of such Offering Period.

     (m)  "Fair Market Value" means the closing price per Share on the principal
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national securities exchange on which the shares are listed or admitted to trading or, if not listed or traded on any such exchange, on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if not listed or traded on any such exchange or system, the fair market value as reasonably determined by the Board, which determination shall be conclusive.

     (n)  "Five Percent Owner" means an Employee who, with respect to a
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Participating Company, is described in section 423(b) of the Code.

     (o)  "Offering" means an offering of Shares to Eligible Employees pursuant
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to the Plan.

     (p)  "Offering Commencement Date" means the first Business Day on or after
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January 1 or the first Business Day on or after July 1 of each year.

     (q)  "Offering Period" means the period extending from an Offering
           ---------------
Commencement Date through the following Offering Termination Date.

     (r)  "Offering Termination Date" means the earlier of the last Business
           -------------------------
Day in the period ending each June 30 and December 31 immediately following an Offering Commencement Date.

     (s)  "Option Price" means 85 percent of the lesser of:  (1) the Fair Market
           ------------
Value per Share on the Offering Commencement Date, or if such date is not a trading day, then on the next trading day thereafter or (2) the Fair Market Value per Share on the Offering Termination Date, or if such date is not a trading day, then on the next trading day thereafter.

     (t)  "Participant" means an Employee who meets the requirements for
           -----------
eligibility under section 3 of the Plan and who has timely delivered an Election Form to the Committee.

     (u)  "Participating Company" means the Company and subsidiaries of the
           ---------------------
Company, within the meaning of section 424(f) of the Code, if any.

     (v)  "Payroll Deductions" means amounts withheld from a Participant's
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Compensation pursuant to the Plan, as described in section 5 of the Plan.

     (w)  "Plan" means ViroPharma Incorporated 2000 Employee Stock Purchase
           ----
Plan, as set forth in this document, and as may be amended from time to time.
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     (x)  "Plan Termination Date" means the earlier of:
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          (1)  The Offering Termination Date for the Offering in which the maximum number of Shares specified in section 5 of the Plan have been issued pursuant to the Plan; or

          (2) The date as of which the Board chooses to terminate the Plan as provided in section 15 of the Plan.

     (w)  "Shares" means shares of common stock of the Company, $.002 par value
           ------
per Share.

     (x)  "Successor-in-Interest" means the Participant's executor or
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administrator, or such other person or entity to whom the Participant's rights under the Plan shall have passed by will or the laws of descent and distribution.

     (y)  "Termination Form" means the form acceptable to the Committee which an
           ----------------
Employee shall use to withdraw from an Offering pursuant to section 8 of the Plan.

3.   Eligibility and Participation.
     -----------------------------

     (a)  Initial Eligibility.  Except as provided in section 3(b) of the Plan,
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each individual who is an Employee on an Offering Commencement Date shall be eligible to participate in the Plan with respect to the Offering that commences on that date.

     (b)  Ineligibility.  An Employee shall not be eligible to participate in
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the Plan if such Employee:

          (1)  Is a Five Percent Owner;

          (2) Has not customarily worked more than 20 hours per week during a 24-consecutive-month period ending on the last day of the month immediately preceding the effective date of an election to purchase Shares pursuant to the Plan; or

          (3)  Is restricted from participating under section 3(d) of the Plan.

     (c)  Leave of Absence.  An Employee on an Approved Leave of Absence shall
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be eligible to participate in the Plan, subject to the provisions of sections
5(d) and 8(d) of the Plan. An Approved Leave of Absence shall be considered active employment for purposes of sections 3(b)(2) and 3(b)(3) of the Plan.

     (d)  Restrictions on Participation.  Notwithstanding any provisions of the
          -----------------------------
Plan to the contrary, no Employee shall be granted an option to participate in the Plan if:
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          (1)  Immediately after the grant, such Employee would be a Five
Percent Owner; or

          (2) Such option would permit such Employee's rights to purchase stock under all employee stock purchase plans of the Participating Companies which meet the requirements of section 423(b) of the Code to accrue at a rate which exceeds $25,000 in fair market value (as determined pursuant to section 423(b)(8) of the Code) for each calendar year in which such option is outstanding.

     (e)  Commencement of Participation.  An Employee who meets the eligibility
          -----------------------------
requirements of sections 3(a) and 3(b) of the Plan and whose participation is not restricted under section 3(d) of the Plan shall become a Participant by completing an Election Form and filing it with the Committee on or before the applicable Enrollment Date. Payroll Deductions for a Participant shall commence on the applicable Offering Commencement Date when his or her authorization for Payroll Deductions becomes effective, and shall end on the Plan Termination Date, unless sooner terminated by the Participant pursuant to section 8 of the Plan. Notwithstanding the foregoing sentence, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 4(d) of the Plan, a Participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period; provided, that such Payroll Deductions shall recommence at the rate as provided in such Participant's Enrollment Form at the beginning of the first Offering Period that is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 8 of the Plan.

4.   Shares Per Offering.
     -------------------

     The Plan shall be implemented by a series of Offerings that shall terminate on the Plan Termination Date. Offerings shall be made with respect to Compensation payable for each Offering Period occurring on or after adoption of the Plan by the Board and ending with the Plan Termination Date. Shares available for any Offering shall be the difference between the maximum number of Shares that may be issued under the Plan, as determined pursuant to section 10(a) of the Plan, for all of the Offerings, less the actual number of Shares purchased by Participants pursuant to prior Offerings. If the total number of Shares for which options are exercised on any Offering Termination Date exceeds the maximum number of Shares available, the Committee shall make a pro rata allocation of Shares available for delivery and distribution in as nearly a uniform manner as practicable, and as it shall determine to be fair and equitable, and the unapplied Account balances shall be returned to Participants as soon as practicable following the Offering Termination Date.

5.   Payroll Deductions.
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     (a)  Amount of Payroll Deductions.  An Eligible Employee who wishes to
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participate in the Plan shall file an Election Form (authorizing payroll deductions) with the Committee prior to the applicable Enrollment Date.
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     (b)  Participants' Accounts.  All Payroll Deductions with respect to a
          ----------------------
Participant pursuant to section 5(a) of the Plan shall commence on the first payroll following the Enrollment Date and shall end of the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 8. All Payroll Deductions will be credited to the Participant's Account under the Plan.

     (c)  Changes in Payroll Deductions.  A Participant may discontinue his
          -----------------------------
participation in the Plan as provided in section 8(a) of the Plan, but no other change can be made during an Offering, including, but not limited to, changes in the amount of Payroll Deductions for such Offering. A Participant may change the amount of Payroll Deductions for subsequent Offerings by giving written notice of such change to the Committee on or before the applicable Enrollment Date for such Offering Period.

     (d)  Leave of Absence.  A Participant who goes on an Approved Leave of
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Absence before the Offering Termination Date after having filed an Election Form with respect to such Offering may:

          (1)  Withdraw the balance credited to his or her Account pursuant to section 8(b) of the Plan;

          (2) Discontinue contributions to the Plan but remain a Participant in the Plan through the earlier of (i) the Offering Termination Date or (ii) the close of business on the 90th day of such Approved Leave of Absence unless such Employee shall have returned to regular non-temporary employment before the close of business on such 90th day;

          (3) Remain a Participant in the Plan during such Approved Leave of Absence through the earlier of (i) the Offering Termination Date or (ii) the close of business on the 90th day of such Approved Leave of Absence unless such Employee shall have returned to regular non-temporary employment before the close of business on such 90th day, and continue the authorization for the Participating Company to make Payroll Deductions for each payroll period out of continuing payments to such Participant, if any.

6.   Granting of Options.
     -------------------

     On each Offering Termination Date, each Participant shall be deemed to have been granted an option to purchase a minimum of one (1) Share and a maximum number of Shares that shall be a number of whole Shares equal to the quotient obtained by dividing the balance credited to the Participant's Account as of the Offering Termination Date, by the Option Price.

7.   Exercise of Options.
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     (a)  Automatic Exercise.  With respect to each Offering, a Participant's
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option for the purchase of Shares granted pursuant to section 6 of the Plan shall be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering.

     (b)  Fractional Shares and Minimum Number of Shares.  Fractional Shares
          ----------------------------------------------
shall not be issued under the Plan. Amounts credited to an Account remaining after the application of such Account to the exercise of options for a minimum of one (1) full Share shall be credited to the Participant's Account for the next succeeding Offering, or, at the Participant's election, returned to the Participant as soon as practicable following the Offering Termination Date, without interest.

     (c)  Transferability of Option.  No option granted to a Participant
          -------------------------
pursuant to the Plan shall be transferable other than by will or by the laws of descent and distribution, and no such option shall be exercisable during the Participant's lifetime other than by the Participant.

     (d)  Delivery of Certificates for Shares.  The Company shall deliver
          -----------------------------------
certificates for Shares acquired on the exercise of options during an Offering Period as soon as practicable following the Offering Termination Date.

     (e)  Restriction on Transfer of Shares.
          ---------------------------------

          (1) The Shares acquired upon exercise of the options shall not be transferable for the nine-month period commencing on the date of exercise. In order to ensure that the transfer restriction is adhered to, the Company shall hold such Shares in escrow for the duration of the restriction period. Except as otherwise provided by this Section 7(e), during the restriction period, the Participant shall have all the rights accorded a shareholder of the Company.

          (2)  Notwithstanding the provisions of Section 7(e)(1):

               (A) If the Committee, upon written request of a Participant, determines, in its sole discretion, that the Participant has suffered an unforeseeable financial emergency, the Company shall, as soon as practicable following such determination, release that number of Shares from escrow the sale of which will generate an amount necessary to meet the emergency. For purposes of this Plan, an unforeseeable financial emergency is an unexpected need for cash arising from an illness, casualty loss, sudden financial reversal, or other such unforeseeable occurrence.

               (B) The Committee may, in its sole discretion, waive the restriction period in whole or in part, provided that any such waiver shall be applied uniformly to all Shares to which such restrictions apply.

8.   Withdrawals.
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     (a)  Withdrawal of Account.  A Participant may elect to withdraw the
          ---------------------
balance credited to the Participant's Account by providing a Termination Form to the Committee at any time before the Offering Termination Date applicable to any Offering.

     (b)  Amount of Withdrawal. A Participant may withdraw all, but not less
          --------------------
than all, of the amounts credited to the Participant's Account by giving a Termination Form to the Committee. All amounts credited to such Participant's Account shall be paid as soon as practicable following the Committee's receipt of the Participant's Termination Form, and no further Payroll Deductions will be made with respect to the Participant.

     (c)  Termination of Employment. Upon termination of a Participant's
          -------------------------
employment for any reason other than death, including termination due to disability or continuation of a leave of absence beyond 90 days, all amounts credited to such Participant's Account shall be returned to the Participant. In the event of a Participant's (1) termination of employment due to death or (2) death after termination of employment but before the Participant's Account has been returned, all amounts credited to such Participant's Account shall be returned to the Participant's Successor-in-Interest.

     (d)  Leave of Absence. A Participant who is on an Approved Leave of Absence
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shall, subject to the Participant's election pursuant to section 5(d) of the
Plan, continue to be a Participant in the Plan until the earlier of (i) the end of the first Offering ending after commencement of such Approved Leave of Absence or (ii) the close of business on the 90th day of such Approved Leave of Absence unless such Employee shall have returned to regular non-temporary employment before the close of business on such 90th day. A Participant who has been on an Approved Leave of Absence for more than 90 days shall not be eligible to participate in any Offering that begins on or after the commencement of such Approved Leave of Absence so long as such leave of absence continues.

9.   Interest.
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     No interest shall be paid or allowed with respect to amounts paid into the
Plan or credited to any Participant's Account.

10.  Shares.
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     (a)  Maximum Number of Shares. No more than 300,000 Shares may be issued
          ------------------------
under the Plan. Such Shares shall be authorized but unissued shares of the Company. The number of Shares available for any Offering and all Offerings shall be adjusted if the number of outstanding Shares of the Company is increased or reduced by split-up, reclassification, stock dividend or the like. All Shares issued pursuant to the Plan shall be validly issued, fully paid and nonassessable.

     (b)  Participant's Interest in Shares. A Participant shall have no interest
          --------------------------------
in Shares subject to an option until such option has been exercised.

     (c)  Registration of Shares. Shares to be delivered to a Participant under
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the Plan shall be registered in the name of the Participant.

     (d)  Restrictions on Exercise. The Board may, in its discretion, require as
          ------------------------
conditions to the exercise of any option such conditions as it may deem necessary to assure that the exercise of options is in compliance with applicable securities laws.

11.  Expenses.
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     The Participating Companies shall pay all fees and expenses incurred
(excluding individual Federal, state, local or other taxes) in connection with the Plan. No charge or deduction for any such expenses will be made to a Participant upon the termination of his or her participation under the Plan or upon the distribution of certificates representing Shares purchased with his or her contributions.

12.  Taxes.
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     The Participating Companies shall have the right to withhold from each
Participant's Compensation an amount equal to all Federal, state, city or other taxes as the Participating Companies shall determine are required to be withheld by them in connection with the grant, exercise of the option or disposition of Common Stock. In connection with such withholding, the Participating Companies may make any such arrangements as are consistent with the Plan as it may deem appropriate, including the right to withhold from Compensation paid to a Participant other than in connection with the Plan and the right to withdraw such amount from the amount standing to the credit of the Participant's Account.

13.  Plan and Contributions Not to Affect Employment.
     -----------------------------------------------

     The Plan shall not confer upon any Eligible Employee any right to continue in the employ of the Participating Companies.

14.  Administration.
     --------------

     The Plan shall be administered by the Board, which may delegate responsibility for such administration to a committee of the Board (the "Committee"). If the Board fails to appoint the Committee, any references in the Plan to the Committee shall be treated as references to the Board. The Board, or the Committee, shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations deemed necessary or advisable in administering the Plan, with or without the advice of counsel. The determinations of the Board or the Committee on the matters referred to in this paragraph shall be conclusive and binding upon all persons in interest.

15.  Amendment and Termination.
     -------------------------

     The Board may terminate the Plan at any time and may amend the Plan from time to time in any respect; provided, however, that upon any termination of the Plan, all Shares or Payroll Deductions (to the extent not yet applied to the purchase of Shares) under the Plan shall be distributed to the Participants, provided further, that no amendment to the Plan shall affect the right of a Participant to receive his or her proportionate interest in the Shares or his or her Payroll Deductions (to the extent not yet applied to the purchase of Shares) under the Plan, and provided further that the Company may seek shareholder approval of an amendment to the Plan if such approval is determined to be required by or advisable under the regulations of the Securities or Exchange Commission or the Internal Revenue Service, the rules of any stock exchange or system on which the Shares are listed or other applicable law or regulation.

16.  Effective Date.
     --------------

     As amended and restated, the Plan shall be effective on December 10, 2001.

17.  Government and Other Regulations.
     --------------------------------

     (a)  In General. The purchase of Shares under the Plan shall be subject to
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all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be required.

     (b)  Securities Law. The Committee shall have the power to make each grant
          --------------
under the Plan subject to such conditions as it deems necessary or appropriate to comply with the then-existing requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, including Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission.

18.  Non-Alienation.
     --------------

     No Participant shall be permitted to assign, alienate, sell, transfer, pledge or otherwise encumber his interest under the Plan prior to the distribution to him of Share certificates. Any attempt at assignment, alienation, sale, transfer, pledge or other encumbrance shall be void and of no effect.

19.  Notices.
     -------

     Any notice required or permitted hereunder shall be sufficiently given only if delivered personally, telecopied, or sent by first class mail, postage prepaid, and addressed:

     If to the Company:
     -----------------

     ViroPharma Incorporated
     405 Eagleview Boulevard
     Exton, PA 19341
     Fax: (610) 458-7380
     Attention: Employee Stock Purchase Plan Committee

     or any other address provided pursuant to written notice.

     If to the Participant:
     ---------------------

     At the address on file with the Company from time to time, or to such other address as either party may hereafter designate in writing by notice similarly given by one party to the other.

20.  Successors.
     ----------

     The Plan shall be binding upon and inure to the benefit of any successor, successors or assigns of the Company.

21.  Severability.
     ------------

     If any part of this Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of this Plan which shall continue in full force and effect.

22.  Acceptance.
     ----------

     The election by any Eligible Employee to participate in this Plan constitutes his or her acceptance of the terms of the Plan and his or her agreement to be bound hereby.

23.  Applicable Law.
     --------------

     This Plan shall be construed in accordance with the law of the Commonwealth of Pennsylvania, to the extent not preempted by applicable Federal law.

IN WITNESS WHEREOF, the foregoing Plan is adopted this 10th day of December, 2001.


[CORPORATE SEAL]                               VIROPHARMA INCORPORATED


ATTEST:  /s/ Thomas F. Doyle                   By:   /s/ Michel de Rosen
       ----------------------------                ----------------------------